                     FIRST AMENDMENT TO CREDIT AGREEMENT

         This Amendment is made as of December 31, 1995 among EKCO GROUP, INC., a Delaware Corporation ("Group"), EKCO HOUSEWARES, INC., a Delaware corporation and a wholly owned subsidiary of Group ("Housewares"), and FREM CORPORATION, a Massachusetts corporation and a wholly owned subsidiary of Housewares ("Frem" and collectively with Group and Housewares, the "Borrowers"); FLEET BANK OF MASSACHUSETTS, N.A., a national banking association as agent (the "Agent") and the Lenders set forth below under a Credit Agreement dated as of April 11, 1995 (the "Credit Agreement").

         WHEREAS the Borrowers and the Lenders have agreed to certain modifications of the financial covenants contained in the Credit Agreement;

         NOW, THEREFORE the parties agree as follows:

         1.  Section 7.1.  Minimum Consolidated EBITDA is restated in its
             ------------  ---------------------------
entirety to read as follows:

             "(a) The Consolidated EBITDA of Group and its Subsidiaries shall not be less than the amount set forth below as measured at the end of each fiscal quarter during the periods indicated, on the basis of the fiscal quarter ending on such date and the three immediately preceding fiscal quarters:

                Period                           Consolidated EBITDA (Group)
                ------                           ---------------------------
     Fiscal Year End 1995                              $43,000,000

     First Quarter Fiscal Year 1996 through
     Third Quarter Fiscal Year 1996                     48,000,000

     Fiscal Year End 1996 through Third Quarter
     Fiscal Year 1997                                   51,000,000

     Fiscal Year End 1997 and thereafter                54,000,000

             (b) The Consolidated EBITDA of Housewares and its Subsidiaries shall not be less than the amount set forth below as measured at the end of each fiscal quarter during the periods indicated, on the basis of the fiscal quarter ending on such date and the three immediately preceding fiscal quarters:


               Period                     Consolidated EBITDA (Housewares)
               ------                     --------------------------------
     Fiscal Year End 1995                            $26,500,000

     First Quarter Fiscal Year 1996 through
     Third Quarter Fiscal Year 1996                   33,000,000

     Fiscal Year End 1996 through
     Third Quarter Fiscal Year 1997                   36,000,000

     Fiscal Year End 1997 and thereafter              40,000,000



         2.  Section 7.2.  Ratio Of Consolidated EBITA to Consolidated Interest
             ------------  ----------------------------------------------------
Expense is restated in its entirety to read as follows:
-------

            "(a) The ratio of Group's Consolidated EBITA to Consolidated Interest Expense shall not be less than 2:45:1.0 through Fiscal Year End 1995, nor less than 2.75:1.0 thereafter, as measured at the end of each fiscal quarter on the basis of the fiscal quarter ending on such date and the three immediately preceding fiscal quarters.

             (b) The ratio of Housewares' Consolidated EBITA to Consolidated Interest Expense shall at no time be less than 2:00:1.0 through Fiscal Year End 1995, nor less than 2.75:1.0 thereafter, as measured at the end of each fiscal quarter on the basis of the fiscal quarter ending on such date and the three immediately preceding fiscal quarters."

         3.  Section 7.3.  Consolidated Fixed Charge Coverage Ratio is restated
             ------------  ----------------------------------------
in its entirety to read as follows:

         "The ratio of Group's Consolidated Cash Flow to Consolidated Fixed Charges shall not be less than the ratios set forth below as measured at the end of each fiscal quarter during the periods indicated, on the basis of the fiscal quarter ending on such date and the three immediately preceding fiscal quarters:

                      Period                              Ratio
                      ------                              -----
       Fiscal Year End 1995                              1:40:1.0

       First Quarter Fiscal Year 1996 through
       Third Quarter Fiscal Year 1996                    1.50:1.0

       Fiscal Year End 1996 and thereafter               1.00:1.0











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



         In the event that the 12.70% Notes are refinanced, replaced or restructured in a manner which extends the maturity dates of principal payments thereunder, then the numerator of the required ratio for periods from and after Fiscal Year End 1996 shall no longer be 1.00, but shall be equal to the sum of
(a) one (1) PLUS (b) the product of .50 TIMES a fraction, the numerator of which is the aggregate scheduled payments of principal on the 12.70% Notes for the preceding four fiscal quarters after giving effect to such refinancing, replacement or restructuring, and the denominator of which is the aggregate scheduled payments of principal on the 12.70% Notes for the preceding four fiscal quarters as such instruments are in effect as of the Closing Date."

         4.  Section 7.4.  Ratio of Consolidated Senior Funded Indebtedness to
             ------------  ---------------------------------------------------
Consolidated EBITDA is amended to read as follows:
-------------------

         "The ratio of Group's Consolidated Senior Funded Indebtedness to Consolidated EBITDA shall not exceed the ratios set forth below as measured at the end of each fiscal quarter during the periods indicated, on the basis of the fiscal quarter ending on such date and the three immediately preceding fiscal quarters:

                       Period                                Ratio
                       ------                                -----
       Fiscal Year End 1995                                  2:45:1.0

       First Quarter Fiscal Year 1996 through
       Third Quarter Fiscal Year 1996                        2.25:1.0

       Fiscal Year End 1996 and thereafter                   2.00:1.0"

         5. The Borrowers will pay a fee in the amount of $37,500 upon execution of this First Amendment which will be shared pro rata among the Lenders.

         6. Except as set forth in this First Amendment, the Credit Agreement remains in full force and effect.
















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



         WITNESS, the execution hereunder under seal as of the date set forth above:

                                  EKCO GROUP, INC.

                                  By:  /S/ DONATO A. DeNOVELLIS
                                       ------------------------
                                       Name:  Donato A. DeNovellis
                                       Title: Executive Vice President,
                                              Finance & Administration & Chief
                                              Financial Officer

                                  EKCO HOUSEWARES, INC.

                                  By:  /S/ DONATO A. DeNOVELLIS
                                       ------------------------
                                       Name:  Donato A. DeNovellis
                                       Title: Vice President & Chief Financial
                                              Officer

                                  FREM CORPORATION

                                  By:  /S/ DONATO A. DeNOVELLIS
                                       -------------------------
                                       Name:  Donato A. DeNovellis
                                       Title: Vice President, Chief Financial
                                              Officer & Clerk

                                  AGENT:

                                  FLEET BANK OF MASSACHUSETTS, N.A., as
                                  Agent

                                  By:  /S/ MICHAEL A. PALMER
                                       ---------------------
                                       Name:  Michael A. Palmer
                                       Title: Vice President

                                  LENDERS:

                                  FLEET BANK OF MASSACHUSETTS, N.A.

                                  By:  /S/ MICHAEL A. PALMER
                                       ---------------------
                                       Name:  Michael A. Palmer
                                       Title: Vice President



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


                               ABN AMRO BANK N.V., BOSTON BRANCH

                               By:  /S/ CHARLES J. WAHLE / BRIAN M. HORGAN
                                    --------------------------------------
                                    Name:  Charles J. Wahle / Brian M. Horgan
                                    Title: A.V.P.             A.V.P.

                               THE SUMITOMO BANK, LIMITED

                               By:  /S/ EASTMAN, D.G. / ALFRED DeGEMMIS
                                    -----------------------------------
                                    Name:  Eastman, D.G. / Alfred DeGemmis
                                    Title: V.P. & Mgr.     V. P.

                               PNC BANK, NATIONAL ASSOCIATION

                               By:  /S/ KWAN L. GRAYS
                                    -----------------
                                    Name:  Kwan L. Grays
                                    Title: Assistant Vice President

                               FLEET NATIONAL BANK OF MASSACHUSETTS

                               By:  /S/ THOMAS F. McNAMARA
                                    ----------------------
                                    Name:  Thomas F. McNamara
                                    Title: Vice President









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